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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 2000




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Colorado          Commission File Number     IRS Employer Identification
(State of Incorporation)         1-3040                      No. 84-0273800




                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)

                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 5.       Other Events

         On April 28, 2000, U S WEST Communications, Inc. (the "Company") issued a press release concerning the extension of its exchange offer for $750 million of 7.20% Notes due November 1, 2004. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 - Press Release issued by the Company on April 28, 2000 entitled U S WEST Communications, Inc. Extends Exchange Offer for $750 Million of 7.20% Notes due November 1, 2004"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST Communications, Inc.


                                By: /s/ Thomas O. McGimpsey
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                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:        April 28, 2000